As filed with the Securities and Exchange Commission on August 28, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO

SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Westcore Trust
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Westcore Trust

Westcore Growth Fund

Westcore MIDCO Growth Fund

Westcore Select Fund

Westcore Blue Chip Fund

Westcore Mid-Cap Value Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Fund

Westcore Micro-Cap Opportunity Fund

Westcore International Small-Cap Fund

Westcore Flexible Income Fund

Westcore Plus Bond Fund

Westcore Colorado Tax-Exempt Fund

Dear Shareholder:

You are receiving this notice because you are a shareholder in one or more of the funds listed above (the “Funds”), each of which is a series of Westcore Trust (the “Trust”).  Your Fund’s Board of Trustees is requesting your vote on a proposal regarding the Trust that will be presented to shareholders at a Special Meeting of Shareholders to be held October 17, 2012 (the “Meeting”).  We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes the proposal to be presented at the Meeting.  At the Meeting, shareholders of all Funds will be asked to elect seven Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the “Proposal”).

Your vote is important to us.  Please take a few minutes to review the enclosed proxy statement and complete, sign, date and return the enclosed proxy card(s), or vote your shares by Internet or telephone, as described on the enclosed proxy card(s), unless you plan to attend the Meeting.  Your Fund’s Board of Trustees has unanimously approved the Proposal and urges you to vote “FOR” the election of each Trustee nominee in the Proposal.

If you have any questions about the Proposal, please call our proxy solicitor, Okapi Partners, at 1-877-869-0171.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

Sincerely,

/s/ Jack D. Henderson
Jack D. Henderson
Chairman of the Board of Trustees of Westcore Trust

Westcore Trust

Westcore Growth Fund

Westcore MIDCO Growth Fund

Westcore Select Fund

Westcore Blue Chip Fund

Westcore Mid-Cap Value Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Fund

Westcore Micro-Cap Opportunity Fund

Westcore International Small-Cap Fund

Westcore Flexible Income Fund

Westcore Plus Bond Fund

Westcore Colorado Tax-Exempt Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on October 17, 2012

Notice is hereby given that a Special Meeting of Shareholders of the Westcore Trust (the “Trust,” each separate series thereof, a “Fund”) will be held at the offices of the Funds’ investment adviser, Denver Investments, at 1225 17th Street, 26th Floor, Denver, Colorado, 80202, on October 17, 2012 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”).  The Meeting is being held for the following purposes:

1.             To elect seven Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the “Proposal”).

2.             To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Shareholders of all Funds will vote together on the Proposal.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IDENTIFIED IN THE PROPOSAL.

The Board has fixed the close of business on August 24, 2012, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Shareholders who do not expect to attend the Meeting are urged to complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s).  Prompt return of the enclosed proxy card(s) (or voting by Internet or telephone) will help your Fund(s) avoid the expenses of additional solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

/s/ David T. Buhler

David T. Buhler

Secretary

September 4, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 17, 2012.  The Chairman’s Letter, Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy for the Meeting are available at www.myproxyonline.com/westcore.  Each Fund provides annual and semi-annual reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes.  Additional copies of each Fund’s most recent annual report and any more recent semi-annual report are available, without charge, by calling Westcore at 1-800-392-2673 (CORE), via the Internet at www.westcore.com, or by sending a written request to the Secretary of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.             INDIVIDUAL ACCOUNT:  Sign your name exactly as it appears in the registration on the proxy card.

2.             JOINT ACCOUNT:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.             ALL OTHER ACCOUNTS:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.     Read the proxy statement, and have your proxy card handy.

2.     Call the toll-free number or visit the web site indicated on your proxy card.

3.     When prompted, enter the control number found on your proxy card.

4.     Follow the recorded or on-line instructions to cast your vote.

September 4, 2012

Westcore Trust

Westcore Growth Fund

Westcore MIDCO Growth Fund

Westcore Select Fund

Westcore Blue Chip Fund

Westcore Mid-Cap Value Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Fund

Westcore Micro-Cap Opportunity Fund

Westcore International Small-Cap Fund

Westcore Flexible Income Fund

Westcore Plus Bond Fund

Westcore Colorado Tax-Exempt Fund

1290 Broadway, Suite 1100

Denver, Colorado 80202

1-800-392-2673 (CORE)

SPECIAL MEETING OF SHAREHOLDERS

To be held on October 17, 2012

PROXY STATEMENT

This is a Proxy Statement for the above listed Westcore funds (each, a “Fund” and collectively, the “Funds”), each of which is a series of the Westcore Trust (the “Trust”).  Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the “Board,” “Board of Trustees” or the “Trustees”) of the Trust to approve a proposal that has already been approved by the Board.

The special meeting will be held at the offices of the Funds’ investment adviser, Denver Investments, at 1225 17th Street, 26th Floor, Denver, Colorado, 80202, on October 17, 2012 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”).

At the Meeting, shareholders of all Funds will be asked:

1.             To elect seven Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the “Proposal”).

2.             To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Funds’ shares of beneficial interest (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof.  Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary, Westcore Trust, 1290 Broadway, Suite 1100, Denver Colorado 80203). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy.  Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof.  To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list.  If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on August 24, 2012 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share registered in his or her name.  As of the Record Date, the following numbers of Shares were outstanding and entitled to be voted with respect to each Fund:

Fund	Number of Shares
Westcore Growth Fund	4,890,960.323
Westcore MIDCO Growth Fund	19,888,135.055
Westcore Select Fund	20,762,928.367
Westcore Blue Chip Fund	5,314,417.460
Westcore Mid-Cap Value Fund	2,085,543.708
Westcore Small-Cap Opportunity Fund	1,412,126.710
Westcore Small-Cap Value Fund	25,013,820.995
Westcore Micro-Cap Opportunity Fund	194,660.337
Westcore International Small-Cap Fund	14,530,060.195
Westcore Flexible Income Fund	10,750,454.057
Westcore Plus Bond Fund	152,815,128.847
Westcore Colorado Tax-Exempt Fund	11,574,451.068

You should read the entire Proxy Statement before voting.  If you have any questions, please call Okapi Partners toll-free at 1-877-869-0171.  The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about September 4, 2012.

Internet Availability of Proxy Materials

As permitted, the Funds are furnishing proxy materials to shareholders on the internet, rather than mailing paper copies to each shareholder. The Notice of Internet Availability of Proxy Materials (“Notice”) tells you how to access and review the proxy materials and vote your shares via the Internet. If you would like to receive a paper copy of a Fund’s proxy materials free of charge, please follow the instructions in the Notice. The Notices were previously mailed to shareholders on or about August 31, 2012.

QUESTIONS AND ANSWERS

Question 1.           What proposal am I being asked to vote on as a shareholder?

There is one proposal for your consideration.  At the Meeting, shareholders of all Funds will be asked:

•      To elect seven (7) Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

The election of each Trustee will be separately determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

Question 2.           How does the Board recommend that shareholders vote?

The Board of Trustees, including all of the Independent Trustees, recommends that shareholders vote FOR the Proposal.  Each Trustee has approved all of the trustee nominees described in the Proxy Statement, except that each Trustee abstained with respect to his or her own nomination as a trustee.

Question 3.           Why am I being asked to elect Trustees?

The Trustees are your representatives who oversee management and operations of your Fund(s).  Certain regulations require that a majority of Trustees be elected by shareholders.  In addition, under the Investment Company Act of 1940 (the “1940 Act”), new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders.  The Board currently has seven (7) members, four (4) of whom have been elected by shareholders.  The Board has determined it to be in the best interests of the Trust and its shareholders to retain the flexibility to expand the Board or replace a retiring or resigning Trustee in the future.  Each of the current seven Trustees serving on the Board will stand for re-election at the Meeting.

Question 4.           How will the approval of the Proposal affect the composition of the Board?

If the Proposal is approved, it is anticipated that the Board will consist of Mary K. Anstine, Jack D. Henderson (Chair), Rick A. Pederson, James A. Smith, Douglas M. Sparks, Janice M. Teague (each, an “Independent Trustee”) and John A. DeTore (the “Interested Trustee”).  If elected in accordance with the Proposal, each Trustee may serve on the Board until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.  However, Mr. Jack A. Henderson, the current Chair of the Board, has indicated his intention to retire from the Board at the end of 2012, even if elected pursuant to the Proposal.  The Board has appointed Ms. Mary K. Anstine, a current Trustee, to serve as Chairperson of the Board upon Mr. Henderson’s retirement from the Board.

Question 5.           Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of your Fund, no matter how many shares you own.

Question 6.           Who is asking for my vote?

The enclosed proxy is solicited by the Board for use at the Meeting to be held on October 17, 2012, and, if the Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Special Meeting.  The Notice of Special Meeting, the proxy and this Proxy Statement are first being mailed to the Funds’ shareholders on or about September 4, 2012.

Question 7.           Who is eligible to vote?

Shareholders of record of a Fund at the close of business on August 24, 2012 (the “Record Date”), are entitled to be present and to vote on the Proposal at the Meeting or any adjournment, postponement or delay thereof.  Each share is entitled to one vote on the Proposal.  Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions.  If no instructions are indicated on your signed proxy, your shares will be voted in accordance with the Board’s recommendations.  If any other business is properly brought before the Meeting, your shares will be voted at the discretion of the persons named as proxy holders on the proxy card unless you specify otherwise in your proxy.

Question 8.           What should I do if I receive more than one proxy card?

You are being sent a proxy card for each Fund account that you have.  Shareholders of all Funds will vote together on the Proposal.  Please vote on the Proposal on each proxy card that you receive.

Question 9.           How do I vote my shares?

You can vote your shares by attending the Meeting in person or by completing and signing the enclosed proxy card(s) and mailing the completed proxy card(s) in the enclosed postage paid envelope.  You may also vote your shares by telephone or via the Internet by following the instructions on the attached proxy card(s).  Shareholders of record of each Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Proposal presented at the Meeting.  If you need assistance or have any questions regarding the Proposal, how to vote your shares or how to attend the Meeting, please call Okapi Partners toll-free at 1-877-869-0171.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license.  If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.  If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

Question 10.         How can I revoke my proxy?

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Meeting or by attending and voting at the Meeting.  Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Question 11.         Who is paying for the costs associated with the proxy?

The Funds are directly paying for the costs associated with the proxy, pro rata based on the number of shareholder accounts in each Fund.  The annual operating expenses of several Funds are capped under an expense limitation waiver agreement between the Trust and Denver Investment Advisors, LLC (the “Adviser” or “Denver Investments”).  To the extent the expense limitation waiver applies to a Fund, the Adviser will indirectly pay the proxy costs incurred by that Fund based on the expense limitation waiver agreement.

Question 12.         Whom should I call if I have any questions?

If you have any questions about the proxy materials or about how to cast your vote, please call Okapi Partners toll-free at 1-877-869-0171.

PROPOSAL: ELECTION OF TRUSTEES

Description of the Proposal

At the Meeting, shareholders of all Funds will be asked to elect seven (7) Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

Background

The Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of the Funds’ operations.  The Board, in turn, elects the officers of the Funds who are responsible for administering the Funds’ day-to-day affairs.  Certain regulations require that a majority of Trustees be elected by shareholders.  In addition, under the 1940 Act, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders.  The Board currently has seven (7) members, four (4) of whom have been elected by shareholders.  In addition, six (6) of the current members are not “interested” persons (as defined in Section 2(a)(19) of the 1940 Act) of Denver Investment Advisors LLC (“Denver Investments” or the “Adviser”), ALPS Distributors, Inc. (“ADI” or the “Distributor”), or the Trust (the “Independent Trustees”).

At its meeting on May 16, 2012, the Trust’s Nominating and Governance Committee, a committee consisting entirely of Independent Trustees, reviewed the current composition of the Board, and the qualifications of the current Trustees.  Based on the Nominating and Governance Committee’s recommendation, the Board has determined that it is in the best interests of the Trust and its shareholders to retain the flexibility to expand the Board or replace a retiring or resigning Trustee in the future, and that it is in the Funds’ best interests that each of the current seven (7) Trustees serving on the Board stand for re-election at the Meeting (each, a “Trustee Nominee”).  Each Trustee Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

The election of each Trustee will be separately determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.  Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions.  If no instructions are indicated on your signed proxy, your shares will be voted in accordance with the Board’s recommendations.  If any other business is properly brought before the Meeting, your shares will be voted at the discretion of the persons named as proxy holders on the proxy card unless you specify otherwise in your proxy.

If elected, each Trustee may serve on the Board of Trustees until his or her resignation, retirement, death or removal or until his or her respective successor is duly elected and qualified.  However, Mr. Jack A. Henderson, the current Chair of the Board, has indicated his intention to retire from the Board at the end of 2012, even if elected pursuant to the Proposal.  The Board has appointed Ms. Mary K. Anstine, a current Trustee, to serve as Chairperson of the Board upon Mr. Henderson’s retirement from the Board.

If a Trustee sooner dies, resigns, retires or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.  If any or all of the Trustee Nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees.  Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents.  Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

The Trustee Nominees and their backgrounds are shown on the following pages.  This information includes each Trustee Nominee’s name, age, principal occupation(s) during the past five years and other information about the Trustee Nominee’s professional background, including other directorships the Trustee Nominee holds.

Trustee Nominees

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
INDEPENDENT NOMINEES
Jack D. Henderson Age 84	Chairman and Trustee	Since June 15, 1982	• Attorney, Jack D. Henderson, Self-Employed Attorney-at-Law, 1952 to present.	12	None
Mary K. Anstine Age 71	Trustee	Since February 22, 2006	• Retired, September 2004 - Present • President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994-2004 • Various positions leading to Executive Vice President of First Interstate Bank Corporation and predecessors (banking), 1961-1994.	12	Ms. Anstine is a Trustee of ALPS ETF Trust (5 funds); Financial Investors Trust (20 funds); Financial Investors Variable Insurance Trust (5 funds), and Reaves Utility Income Fund.
Rick A. Pederson(5) Age 59	Trustee	Since February 13, 2007	• Principal, The Pauls Corporation (real estate development), 2008- present • Partner, Bow River Capital Partners (a private equity investment manager), 2003-present • President, Foundation Properties, Inc. (a real estate investment management company), 1994-present • Chairman, Ross Consulting Group (real estate advisory services), 1982-present.	12	Mr. Pederson is a Trustee of ALPS ETF Trust (5 funds).
6
Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
James A. Smith Age 59	Trustee	Since December 31, 2009	• Private Equity Consultant, 2003-present • Trustee, The Nature Conservancy (non- profit), July 2007-present • Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007-May 2009 • Chairman and CEO, StellarOne Corp. (software development company), 2003 • Executive VP – Consumer Markets, Qwest Communications (telecommunications industry), 2001-2002 • President and CEO, Qwest Dex (yellow pages), 1997-2001 • Various positions leading to VP with US West and affiliated and predecessor entities(telecommunication industry), 1979-1997.	12	None
Douglas M. Sparks, CPA (Inactive) Age 68	Trustee	Since December 31, 2009	• Retired, 2000-present • General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998-2000 • Partner, Ernst & Young LLP, (public accounting) 1981-1995 • Senior Manager, Ernst & Young LLP, (public accounting) 1977-1981 • Staff Professional, Ernst & Young LLP, (public accounting) 1968-1977.	12	None
Janice M. Teague, CPA Age 58	Trustee	Since February 13, 2007	• Retired, June 2003 to present • Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996-May 2003 • Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996-May 2003 • Vice President and Secretary, Berger Distributors LLC (investment management), August 1998-May 2003.	12	None
7
INTERESTED NOMINEE
John A. DeTore, CFA(6) Age 53	Trustee	Since December 31, 2009	• CEO/Founder, United Alpha, LLC (investment management firm), 2003- present • CIO, GRT United Alpha, LLC (investment management), 2006- present • CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009-2011 • Managing Director / Director of Strategic R&D, Putnam Investments (investment management), 1999-2000 • Managing Director / Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994-1999.	12	None

(1)	The business address of each Trustee Nominee is c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(2)

Each trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the trustee dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s Code of Regulations; or (c) the Trust terminates.

(3)

The Fund Complex includes funds with a common investment adviser or an adviser that is an affiliated person. As of August 1, 2012, there are fifteen Funds in the Fund Complex, including twelve Westcore Funds, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund and Northern Trust Multi-Manager Small-Cap Fund, which are also advised by Denver Investments.

(4)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

(5)	Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc., until September 30, 2005.
(6)	Mr. DeTore is deemed an “Interested Trustee” by virtue of having served as an officer of a division of Denver Investments until March 30, 2011.

General Information Regarding The Board Of Trustees

The Trust is governed by the Board of Trustees, which is responsible for major decisions relating to each Fund’s investment objective(s), policies and techniques.  The Board also supervises the operation of the Funds by officers of the Funds and the Adviser (which is responsible for the Trust’s day-to-day operations).  The Board meets periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services, including administration, distribution, and shareholder servicing, provided to each Fund and its shareholders by the Adviser, ALPS Fund Services, Inc. and Denver Investments in their capacity as co-administrators (the “Administrators”), and any affiliates of the Adviser or Administrators.

At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes as they deem appropriate.  In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, and other experts as appropriate, all of whom are selected by the Independent Trustees.  The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund’s Adviser and Administrators and any affiliates of the Adviser or Administrators.  The Trust’s Independent Trustees meet regularly in executive session.

The Board held five (5) regular meetings and no special meeting during the Trust’s fiscal year ended December 31, 2011.  Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

The Board of Trustees proposed for election at the Meeting will be comprised of six (6) Independent Trustees and one (1) Interested Trustee.

Additional Information about the Trustee Nominees

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this proxy statement, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since February 22, 2006.  Currently retired, Ms. Anstine has over 30 years of financial services experience.  Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004.  From 1961 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank.  She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

John A. DeTore

Mr. DeTore has been an Interested Trustee of the Trust since December 31, 2009. Mr. DeTore has over 25 years of financial services experience. Currently, Mr. DeTore is the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology.  Previously, he held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Jack D. Henderson

Mr. Henderson has been an Independent Trustee of the Trust since June 15, 1982.  Mr. Henderson has over 50 years of business and legal experience in the financial services industry. Currently self-employed, Mr. Henderson has been an Attorney-at-Law since 1952.  He was selected to serve as a Trustee of the Trust based on his business and legal experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007.  Mr. Pederson has over 25 years of experience in the real estate and financial services industry. Currently, Mr. Pederson is a Principal of The Pauls Corporation, Partner at Bow River Capital Partners, President of Foundation Properties, Inc., and Chairman of the Ross Consulting Group. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years of experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Currently, Mr. Smith’s principal occupations include serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Douglas M. Sparks

Mr. Sparks has been an Independent Trustee to the Trust since December 31, 2009.  Currently retired, Mr. Sparks has 28 years of experience in the public accounting industry, including 14 years as an audit partner with Ernst & Young LLP. He was selected to serve as a Trustee of the Trust based on his business and accounting experience.

Janice M. Teague

Ms. Teague has been an Independent Trustee to the Trust since February 13, 2007.  Currently retired, Ms. Teague has over 20 years of financial services experience. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group, LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

Leadership Structure and Oversight Responsibilities

As noted above, overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged Denver Investments to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of seven members, six of whom are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. In February 2011, the Trustees consolidated the responsibilities of the Qualified Legal Compliance Committee into the Audit Committee.  Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Jack D. Henderson, an Independent Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.   The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate given the Funds’ characteristics and circumstances.   These include the Trust’s multiple series of Fund shares, each Fund’s single portfolio of assets, the Funds’ net assets and the services provided by the Funds’ service providers.  Mr. Henderson has indicated his intention to retire from the Board at the end of 2012, even if elected pursuant to the Proposal.  The Board has appointed Ms. Mary K. Anstine, a current Independent Trustee, to serve as Chairperson of the Board upon Mr. Henderson’s retirement from the Board.

Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds.  The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance.  The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund's compliance program and reports to the Board regarding compliance matters for the Funds and its principal service providers.  In addition, as part of the Board's periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Committees Of The Board of Trustees

The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Committee considers the engagement and compensation of the Independent Auditors.  The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with applicable auditing standards.  The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairman or the Independent Auditors.  This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto.  The Audit Committee is comprised of Messrs. Henderson, Smith, and Sparks (Chairman).  All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2011.  The Audit Committee is organized pursuant to a charter, and a copy of the Audit Committee charter is filed with this proxy statement as Exhibit A.

The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds.  The Investment Review Committee is comprised of Messrs. DeTore and Pederson and Mses. Anstine and Teague (Chairperson).  The Investment Review Committee met ten times during the fiscal year ended December 31, 2011.  The Investment Review Committee is organized pursuant to a charter that sets forth the Committee’s role and responsibilities.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.  The Nominating and Governance Committee is comprised of Messrs. Henderson and Smith, and Ms. Anstine (Chairperson), each of whom is an Independent Trustee.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2011.  The Nominating and Governance Committee is organized pursuant to a charter, and a copy of the Nominating and Governance Committee charter is filed with this proxy statement as Exhibit B.

Each Trustee attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which such Trustee served as a trustee) and (2) the total number of meetings held by all committees of the Board on which such Trustee served (during the periods for which such Trustee served as a committee member).

Shareholder Nomination Policy

The Nominating and Governance Committee Charter states that the Nominating and Governing Committee will seek individuals qualified to become board members for recommendation to the Board of Trustees, including evaluating persons suggested by shareholders or other sources it deems appropriate.  Any recommendation by a shareholder must be submitted in writing to the Nominating and Governance Committee c/o Secretary, Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203 and should include at a minimum the following information as to each individual proposed for nomination as trustee:  such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended.  The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

Share Ownership of the Adviser or Affiliates

No current Trustee or Trustee Nominee has made any purchases or sales of securities of the Adviser or its parents, or the Adviser’s subsidiaries or any parent’s subsidiaries since the beginning of the most recently completed fiscal year.

Share Ownership of the Funds

The Trustees believe that each Trustee should invest in one or more Funds (but not necessarily all) for which he or she serves as Trustee, to the extent the Trustee is directly eligible to do so.  The amount of such investment, and the Fund(s) in which a Trustee determines to invest, will be dictated by the Trustee’s individual financial circumstances and investment goals.

The table below sets forth the dollar range of equity securities of each Fund owned directly or beneficially as of July 31, 2012 by each Trustee standing for re-election at the Meeting.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee or to be Overseen By Nominee
INDEPENDENT NOMINEES
Jack D. Henderson, Chairman / Trustee

Westcore Select Fund

$10,001-$50,000

Westcore Small-Cap Value Fund

$10,001-$50,000

Westcore International Small-Cap Fund

$10,001-$50,000

Westcore Colorado Tax-Exempt Fund

Over $100,000

All other Westcore Funds: None

Over $100,000
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Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee or to be Overseen By Nominee
Mary K. Anstine, Trustee

Westcore MIDCO Growth Fund

$10,001-$50,000

Westcore Small-Cap Opportunity Fund

$10,001-$50,000

Westcore Plus Bond Fund

$10,001-$50,000

Westcore Colorado Tax-Exempt Fund

Over $100,000

All other Westcore Funds: None

Over $100,000
Rick A. Pederson, Trustee

Westcore Micro-Cap Opportunity Fund

$10,001-$50,000

Westcore International Small-Cap Fund

$10,001-$50,000

Westcore Flexible Income Fund

$50,001-$100,000

Westcore Plus Bond Fund

$10,001-$50,000

All other Westcore Funds: None

Over $100,000
James A. Smith, Trustee	Westcore Growth Fund $10,001-$50,000 Westcore Select Fund $10,001-$50,000 Westcore Blue Chip Fund $10,001-$50,000 Westcore Mid-Cap Value Fund $10,000-$50,000 All other Westcore Funds: None	$50,001-$100,000
Douglas M. Sparks, Trustee

Westcore MIDCO Growth Fund

$10,001-$50,000

Westcore Select Fund

$10,001-$50,000

Westcore Small-Cap Opportunity Fund

$1-$10,000

Westcore Small-Cap Value Fund

$1-$10,000

Westcore Micro-Cap Opportunity Fund

$1-$10,001

Westcore International Small-Cap Fund

$10,001-$50,000

All other Westcore Funds: None

$50,001-$100,000
13
Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee or to be Overseen By Nominee
Janice M. Teague, Trustee

Westcore Growth Fund

$10,001-$50,000

Westcore MIDCO Growth Fund

$10,001-$50,000

Westcore Select Fund

$1-$10,000

Westcore Blue Chip Fund

$10,001-$50,000

Westcore Mid-Cap Value Fund

$10,001-$50,000

Westcore Small-Cap Opportunity Fund

$10,001-$50,000

Westcore Small-Cap Value Fund

$10,001-$50,000

Westcore Micro-Cap Opportunity Fund

$10,001-$50,000

Westcore International Small-Cap Fund

$10,001-$50,000

Westcore Flexible Income Fund

$10,001-$50,000

Westcore Plus Bond Fund

$10,001-$50,000

All other Westcore Funds: None

Over $100,000
INTERESTED NOMINEE
John A. DeTore, Trustee	All Westcore Funds: None	None

Management Ownership of Securities

As of July 31, 2012, each individual Trustee, Trustee Nominee or Officer owned shares of the Funds as set forth in the table below:

Name of Trustee / Trustee Nominee / Officer	Fund	Amount and Nature of Beneficial Ownership	Percentage Owned
Jack D. Henderson, Chairman / Trustee	All Westcore Funds	(1)	(1)
Mary K. Anstine, Trustee	All Westcore Funds	(1)	(1)
Rick A. Pederson, Trustee	Westcore Micro-Cap Opportunity Fund	3,453 (Beneficial Only)(2)	1.42% (2)
James A. Smith, Trustee	All Westcore Funds	(1)	(1)
Douglas M. Sparks, Trustee	All Westcore Funds	(1)	(1)
Janice M. Teague, Trustee	All Westcore Funds	(1)	(1)
John A. DeTore, Trustee	All Westcore Funds	(1)	(1)
14
Todger Anderson, President	Westcore MIDCO Growth Fund –Institutional Class	523,072 Shares (Beneficial Only)(3)	8.91%(3)
	Westcore MIDCO Growth Fund – Retail Class	145,659 (Beneficial Only) (3)	1.02%(3)
	Westcore Blue Chip Fund – Retail Class	55,257 (Beneficial Only) (3)	1.15%(3)
	Westcore Micro-Cap Opportunity Fund	2,521 (Beneficial Only) (3)	1.04%(3)
Jasper R. Frontz, Treasurer, Chief Compliance Officer	Westcore Growth Fund – Institutional Class	4,399 (Beneficial Only) (4)	1.75% (4)
	Westcore Micro-Cap Opportunity Fund	6,122 (Beneficial Only) (4)	2.52% (4)
	Westcore Flexible Income Fund – Institutional Class	7,087 (Beneficial Only) (4)	1.97% (4)
John Moore, Assistant Treasurer	All Westcore Funds	(1)	(1)
David T. Buhler, Secretary	All Westcore Funds	(1)	(1)

(1) Each indicated Trustee, Trustee Nominee or Officer owns beneficially no greater than 1.0% of any class of any Westcore Fund.

(2) Rick A. Pederson, Trustee, owns beneficially no greater than 1.0% of any class of any Westcore Fund, with the exception of Westcore Micro-Cap Opportunity Fund, as described above.

(3) Todger Anderson, President of the Trust, owns beneficially no greater than 1.0% of any class of any Westcore Fund, with the exception of Westcore MIDCO Growth Fund – Institutional and Retail Class, Westcore Blue Chip Fund – Retail Class, and Westcore Micro-Cap Opportunity Fund, as described above.

(4) Jasper R. Frontz, Treasurer and Chief Compliance Officer of the Trust, owns no greater than 1.0% of any class of any Westcore Fund, with the exception of Westcore Growth Fund – Institutional Class, Westcore Micro-Cap Opportunity Fund and Westcore Flexible Income Fund – Institutional Class, as described above.

As of July 31, 2012, the Trustees, Trustee Nominees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the following classes of shares:

• Westcore Growth Fund retail class
• Westcore Select Fund retail class
• Westcore Blue Chip Fund institutional class
• Westcore Mid-Cap Value Fund retail class
• Westcore Small-Cap Opportunity Fund retail and institutional class
• Westcore Small-Cap Value Fund retail and institutional class
• Westcore International Small-Cap Fund retail class
• Westcore Flexible Income Fund retail class
• Westcore Plus Bond Fund retail and institutional class
• Westcore Colorado Tax-Exempt Fund retail class

Also, as of July 31, 2012, none of the Independent or Interested Trustees owns shares or has an equity interest in the Adviser or ALPS Distributors, Inc., the Funds’ principal underwriter or any affiliate thereof.

Compensation of Trustees

Each Trustee receives an annual fee of $24,000 plus $2,500 for each Board meeting attended and $1,000 for each Committee meeting attended.   Each Trustee is reimbursed for expenses incurred in attending meetings.  The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity, and the Chairman of the Audit and Investment Review Committee are each entitled to receive an additional $500 for each Committee meeting attended.   In the event a formal special meeting is necessary by telephone, the meeting fee is reduced to $500 per Trustee.   The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2011:

Name of Person / Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex(1)
INDEPENDENT TRUSTEES
Jack D. Henderson, Chairman / Trustee	$48,000	-	$48,000
Mary K. Anstine, Trustee	$48,500	-	$48,500
Rick A. Pederson, Trustee	$46,500	-	$46,500
James A. Smith, Trustee	$43,000	-	$43,000
Douglas M. Sparks, Trustee	$42,000	-	$42,000
Janice M. Teague, Trustee	$49,500	-	$49,500
INTERESTED TRUSTEE
John A. DeTore, Trustee	$42,500	-	$42,500

(1)   The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or an adviser that is an affiliated person.  For the fiscal year ended December 31, 2011, there were fifteen funds in the Fund Complex:  the twelve Westcore Funds currently offered to the public, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund and Northern Trust Multi-Manager Small Cap Fund, which are also advised by Denver Investments.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a Fund to any level of compensation to the Trustee.

Officers

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Todger Anderson, CFA Age 67 Denver Investments 1225 17th Street - 26th Floor Denver, Colorado 80202	President	Since February 18, 2005

•         Chairman, Denver Investments, January 2005-present; prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.

•         Portfolio Manager, Westcore MIDCO Growth Fund, August 1986-May 2005

•         Portfolio Co-Manager, Westcore Select Fund, December 2001- May 2005.

Jasper R. Frontz, CPA, CFA Age 43 Denver Investments 1225 17th Street-26th Fl. Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

•         Vice President, May 2000-present, and Director of Mutual Fund Administration, June 1997-present, Denver Investments

•         Registered Representative, ALPS Distributors, Inc., 1995- present.

•         Treasurer, November 1997-2011 and Chief Compliance Officer September 2004-2011, Blue Chip Value Fund, Inc. (mutual fund)

John Moore Age 43 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since August 15, 2012

•         Fund Controller, ALPS Fund Services, Inc., since March 2012.

•         Vice-President of Finance, Altaris Capital Partners,  LLC, February 2007 to June 2011.

•         Director of Financial Reporting, Aptuit, Inc., February 2006 – January 2007.

•         Controller, Workflow Management, Inc., September 2004 – January 2006.

•         Controller, YankeeNets, LLC, February 1999 – September 2004.

17
Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David T. Buhler Age 40 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since May 17, 2012

•         Vice President and Associate Counsel, ALPS Fund Services, Inc., since June 2010

•         Consulting Project Attorney, Janus Capital Management LLC, January 2010 to April 2010

•         Associate General Counsel and Assistant Secretary, Founders Asset Management LLC, January 2006 to February 2009

•         Counsel, Great-West Life & Annuity Insurance Company, July 1997 to January 2006

•         Chief Compliance Officer, Greenwood Investments, LLC, July 2002 to January 2006

(1)   Each officer may be contacted by writing to the officer, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Officer Compensation

Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser.  The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

Denver Investments, of which Mr. Anderson, President of the Trust, is both a member and Chairman and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation as the Adviser and co-administrator.  ALPS Fund Services, Inc. (“ALPS”), of which Mr. Buhler and Mr. Moore are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for the Chief Compliance Officer, no employee of ADI, ALPS, or Denver Investments receives any compensation from the Trust for acting as an officer or Trustee.

The following chart provides certain information about the officer fees paid by the Trust for the fiscal year ended December 31, 2011:

Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex(1)
Jasper R. Frontz, Chief Compliance Officer	$92,600	$0	$92,600

(1)   The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or an adviser that is an affiliated person. For the fiscal year ended December 31, 2011, there were fifteen funds in the Fund Complex: the twelve Westcore Funds currently offered to the public, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund and Northern Trust Multi-Manager Small Cap Fund, which are also advised by Denver Investments.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail.  Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office.  All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable.  If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.  The Trustees may further develop and refine this process as deemed necessary or desirable.

The Board of Trustees, including all of the Independent Trustees, recommends that shareholders of each Fund vote FOR each Trustee Nominee identified in the Proposal.

ADDITIONAL INFORMATION

Quorum And Voting

Each holder of a whole or fractional share shall be entitled to one vote for each such whole or fractional share held in such shareholder’s name.  Shares of each Fund issued and outstanding as of the Record Date are indicated in the following table:

Fund	Number of Shares
Westcore Growth Fund	4,890,960.323
Westcore MIDCO Growth Fund	19,888,135.055
Westcore Select Fund	20,762,928.367
Westcore Blue Chip Fund	5,314,417.460
Westcore Mid-Cap Value Fund	2,085,543.708
Westcore Small-Cap Opportunity Fund	1,412,126.710
Westcore Small-Cap Value Fund	25,013,820.995
Westcore Micro-Cap Opportunity Fund	194,660.337
Westcore International Small-Cap Fund	14,530,060.195
Westcore Flexible Income Fund	10,750,454.057
Westcore Plus Bond Fund	152,815,128.847
Westcore Colorado Tax-Exempt Fund	11,574,451.068

If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own.  Your financial intermediary will provide you with additional information.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares.  At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers.  In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.  This practice is commonly referred to as “echo voting.”

Shareholders of all Funds will vote together.  The presence in person or by proxy of the holders of record of a majority of the Funds’ aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to the Proposal.  Any lesser number is sufficient for adjournments.  In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting with respect to the Trust as to one or more Funds, as applicable, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Trust or the applicable Fund, present in person or by proxy at the Meeting.  The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Trust or the applicable Fund.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to the Proposal because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and “broker non-votes” are treated as shares that are present, but will not be voted for or against any adjournment or the Proposal.  Abstentions and “broker non-votes” will not be counted in favor of, but will have no other effect on, the Proposal, for which the required vote is a plurality (the greatest number) of the votes cast.

Fund Service Providers

Who serves as my Fund’s investment adviser?

Denver Investments, with principal offices at 1225 17th Street, Suite 2600, Denver, Colorado, 80202, serves as the investment adviser of each Fund pursuant to an Amended and Restated Investment Advisory Agreement with the Trust.

Who serves as my Fund’s distributor?

ADI, with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust.

Who serves as my Fund’s administrator?

ALPS and Denver Investments each serve as co-administrators for each Fund pursuant to separate agreements with the Trust.

Who serves as my Fund’s transfer agent?

ALPS, with its principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as transfer agent for each Fund pursuant to a Transfer Agency Agreement with the Trust.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”) serves as the Trust’s independent registered public accounting firm.  Each Fund’s financial statements for the year ended December 31, 2011 have been audited by Deloitte.  In addition, Deloitte has also been selected to perform the audit for each Fund’s financial books and records for the year ending December 31, 2012.  Representatives of Deloitte will be available to respond to appropriate questions.

The following is a summary of certain audit and non-audit fees incurred by the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for each of the last two (2) fiscal years of the Trust:

Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees
2011	$174,500	$0	$39,660	$0
2010	$164,500	$0	$41,800	$0

* “Audit-Related Fees” are those related to performance of assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit and review of a Fund’s financial statements not disclosed under “Audit Fees.”

** “Tax Fees” are those primarily associated with professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning.  The Tax Fees for fiscal years 2011 and 2010 were for review of each Fund’s federal and excise tax returns and year-end distributions.

Pursuant to its charter, the Audit Committee reviews and approves in advance each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provide to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting.  The Audit Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service.  No services described above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2−01 of Regulation S−X.

Aggregate non−audit fees of $39,660 and $41,800 were billed by the Trust’s principal accountant for services rendered to the Trust and to the Trust’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, for the Trust’s fiscal years ended December 31, 2011 and 2010 respectively.  The Audit Committee has considered whether the provision of non-audit services to the Adviser or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved by the Audit Committee of the Trust is compatible with the principal accountant’s independence, noting that no such services were rendered during each of the last two (2) fiscal years of the Trust.

Share Ownership

The following tables set forth the accounts with more than 5% of the shares of each Fund’s share class as of July 31, 2012. To the best of the Trust’s knowledge, each account listed as “Beneficial Holder” has or can obtain voting and/or dispositive power with respect to the shares listed. To the best of the Trust’s knowledge, accounts listed as “Record Holder” only are not the beneficial owners of such shares but rather a financial intermediary or person that maintains an “omnibus” account on behalf of other beneficial owners.

Insofar as the Trust is aware, as of July 31, 2012, no person owned, beneficially more than 25% of the outstanding shares of a Fund, except for Denver Investments on behalf of its clients and in connection with its employees’ 401(k) plan in certain of the Westcore Funds as set forth below.  Please note that Denver Investments’ proxy voting policy states that for any matters subject to proxy vote for the Westcore Funds, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with Institutional Shareholder Services, Inc.’s (“ISS”) vote recommendation, with no exceptions.  ISS is an unaffiliated third-party which Denver Investments retains to provide proxy voting recommendations.

WESTCORE GROWTH FUND – RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	35.48%	1,594,241	Record Only
TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	28.39%	1,275,669	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	14.00%	629,189	Record Only
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Floor New York, NY 10281	8.80%	395,507	Record Only
WESTCORE GROWTH FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Wells Fargo Bank MN NA FBO ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	82.05%	206,690	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	82.05%	206,690	Beneficial Only
Kenneth V. Penland c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	15.44%	38,904	Beneficial Only(1)
Ross G. Moscatelli c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	12.31%	31,007	Beneficial Only(1)
Craig Juran c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	10.03%	25,258	Beneficial Only(1)
H. David Lansdowne c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	9.94%	25,045	Beneficial Only(1)
Georgene Pedrie c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.66%	16,786	Beneficial Only(1)
22
Penland Family Living Trust P.O. Box 1451 Edwards, CO 81632	6.41%	16,143	Record and Beneficial
TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	6.13%	15,436	Record Only
Wells Fargo Bank, N.A. FBO Community First Foundation P.O. Box 1533 Minneapolis, MN 55480-1533	5.07%	12,775	Record Only
WESTCORE MIDCO GROWTH FUND – RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	44.77%	6,384,438	Record Only
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	9.65%	1,375,885	Record Only
WESTCORE MIDCO GROWTH FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	60.94%	3,577,162	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	23.88%	1,401,814	Beneficial Only
Wells Fargo Bank MN NA FBO Westcore MIDCO Growth ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	23.88%	1,401,814	Record Only
Rocky Mountain News Guild c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	20.45%	1,200,664	Beneficial Only
Denver Mailers Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	15.88%	932,273	Beneficial Only
23
Denver Typo Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	11.99%	703,896	Beneficial Only
Todger Anderson c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	8.91%	523,072	Beneficial Only (1)
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	8.90%	522,463	Record Only
Denver News Press c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.27%	426,690	Beneficial Only
WESTCORE SELECT FUND - RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	36.41%	8,128,284	Record Only
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	19.47%	4,346,175	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	5.42%	1,210,807	Record Only
WESTCORE BLUE CHIP FUND – RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	16.52%	792,213	Record Only
WESTCORE BLUE CHIP FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Wells Fargo Bank MN NA FBO RPS Westcore Blue Chip P.O. Box 1533 Minneapolis, MN 55480-1533	54.01%	317,030	Record Only
24
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	54.01%	317,030	Beneficial Only
Oppenheimer & Co. P.O. Box 5270 Denver, CO 80217-5270	26.34%	154,597	Record Only
John B. Chafee IRA Rollover c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	26.34%	154,597	Beneficial Only
Bonnie McNauthton Living Trust c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	17.97%	105,480	Record & Beneficial
Jeffrey Dohse c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	17.46%	102,491	Beneficial Only (1)
Kenneth V. Penland c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.34%	37,240	Beneficial Only (1)
H. David Lansdowne c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.52%	44,140	Beneficial Only (1)
WESTCORE MID-CAP VALUE FUND - RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	63.80%	1,341,489	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	14.98%	314,953	Record Only
WESTCORE SMALL-CAP OPPORTUNITY FUND – RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
MLPF&S For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246	65.89%	864,586	Record Only
SEI Private Trust Company c/o Union Bank of California Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	12.11%	158,923	Record Only
25
WESTCORE SMALL-CAP OPPORTUNITY FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	55.99%	45,951	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	55.99%	45,951	Beneficial Only
Penland Family Living Trust P.O. Box 1451 Edwards, CO 81632	44.02%	36,130	Record & Beneficial
Kenneth V. Penland c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	22.90%	18,798	Beneficial Only (1)
Victoria Cunningham c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.17%	5,064	Beneficial Only (1)
WESTCORE SMALL CAP VALUE FUND – RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	32.73%	5,410,088	Record Only
MLPF&S For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246	27.68%	4,575,540	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	23.61%	3,903,197	Record Only
26
WESTCORE SMALL CAP VALUE FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	28.73%	2,454,406	Record Only
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	22.34%	1,908,479	Record Only
Wilmington Trust, Trustee FBO Aspirus Inc. P.O. Box52129 Phoenix, AZ 85072	5.41%	461,915	Record & Beneficial
WESTCORE MICRO-CAP OPPORTUNITY FUND – RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	31.67%	77,035	Record Only
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	25.79%	62,731	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	25.79%	62,731	Beneficial Only
TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	19.33%	47,021	Record Only
Denver Investments 1225 17th Street, 26th Fl. Denver, CO 80202	10.36%	25,207	Record & Beneficial
WESTCORE INTERNATIONAL SMALL-CAP FUND – RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	47.98%	6,483,640	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	17.20%	2,323,641	Record Only
27
TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	12.11%	1,636,375	Record Only
WESTCORE FLEXIBLE INCOME FUND – RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account for the Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	33.26%	3,377,237	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	27.63%	2,804,677	Record Only
TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	6.26%	635,406	Record Only
WESTCORE FLEXIBLE INCOME FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	61.27%	220,045	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	61.27%	220,045	Beneficial Only
Charles Schwab & Co. Inc. Special Account for the Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	21.16%	75,976	Record Only
Penland Family Living Trust P.O. Box 1451 Edwards, CO 81632	17.31%	62,161	Record & Beneficial
David Stueber c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	16.80%	60,327	Beneficial Only (1)
28
Mark McKissick c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.90%	28,355	Beneficial Only (1)
WESTCORE PLUS BOND FUND – RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	40.80%	53,906,638	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	26.67%	35,236,120	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	8.24%	10,891,410	Record Only
TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	5.03%	6,644,485	Record Only
WESTCORE PLUS BOND FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	50.59%	10,243,331	Record Only
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefits Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	27.24%	5,515,345	Record Only
Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	7.26%	1,469,479	Record & Beneficial
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	6.99%	1,414,702	Record Only
29
WESTCORE COLORADO TAX EXEMPT FUND –RETAIL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefits Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	61.18%	6,996,879	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	11.52%	1,317,508	Record Only

 (1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.

Solicitation Of Proxies

The Funds have engaged Okapi Partners, a proxy solicitation firm, to assist in the solicitation of proxies for the Funds.  Under the terms of the engagement, Okapi Partners will also be providing additional services, including tabulation services and serving as inspector of elections for the Meeting. Among other things, Okapi Partners will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Funds for their expenses to the extent the Funds would have directly borne those expenses.

The cost of preparing, printing and mailing the proxy card(s) and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be paid by the Funds directly, pro rata based on the number of shareholder accounts in each Fund.  The total estimated cost is $215,000.  The annual operating expenses of several Funds are capped under an expense limitation waiver between the Adviser and the Trust.  To the extent the expense limitation waiver applies to a Fund, the Adviser will indirectly pay the proxy costs incurred by that Fund based on the compensation arrangement.  In addition to solicitation by mail, officers and representatives of the Funds, officers and employees of the Administrators or their affiliates and certain financial services firms and their representatives, without extra compensation, may conduct additional solicitations personally, by telephone, or by any other means available.

As the Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of Okapi Partners.  Authorization to permit Okapi Partners to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund.  Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Funds believe are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Telephone Touch-Tone Voting.  Shareholders may provide their voting instructions through telephone touch-tone voting.  Follow the instructions in the proxy materials using the proxy card as a guide.  Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.  Shareholders may provide their voting instructions through Internet voting.  Follow the instructions on the enclosed proxy card(s).  Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage paid envelope provided, or attend the Meeting in person.  Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact Okapi Partners at 1-877-869-0171.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.  Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary, Westcore Trust, 1290 Broadway, Suite 1100, Denver Colorado 80203). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy.  Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Shares Held By Accounts of Insurance Companies.  Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies.  Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account.  If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

Shareholder Proposals For Subsequent Meetings

The Funds are not required, and do not intend, to hold annual shareholder meetings.  Shareholder meetings may be called from time to time as described in the Trust’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Code of Regulations.  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.

Shareholder proposals for inclusion in the proxy statement for any subsequent meeting of a Fund must be received by the Fund within a reasonable period of time before the Fund begins to print and send its proxy materials.  Shareholder proposals should be sent to the attention of the Fund’s Secretary at the address indicated on the first page of this Proxy Statement.  The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such meeting.

Reports To Shareholders And Financial Statements

The Annual Report to shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders.  Each Fund provides annual and semi-annual reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes.  Additional copies of each Fund’s most recent annual report and any more recent semi-annual report are available, without charge, by calling Westcore at 1-800-392-2673 (CORE), via the Internet at www.westcore.com, or by sending a written request to the Secretary of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings benefits the Funds through reduced mailing expenses.  If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds’ transfer agent, ALPS Fund Services, Inc., at 1-800-392-2673 (CORE) or notify the Funds’ transfer agent in writing at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Other Matters To Come Before The Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

Please complete, sign and return the enclosed proxy card(s) or vote by Internet or telephone promptly.  No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Trustees,

/s/ David T. Buhler
David T. Buhler
Secretary
Westcore Trust

Exhibit A

Charter of the Westcore Trust Audit Committee

WESTCORE TRUST

AMENDED AND RESTATED AUDIT COMMITTEE GUIDELINES

Statement of Purpose and Policy

The Audit Committee (“Committee”) of the Board of Trustees of Westcore Trust (the “Trust”) is established by and amongst the Board of Trustees for the purpose of overseeing the accounting and financial reporting processes of the Trust and audits of the financial statements of the Trust.  Accordingly, the Committee will assist the Board of Trustees in its oversight of (i) the integrity of the Trust’s financial statements; (ii) the Independent Registered Public Accounting Firm’s qualifications and independence; and (iii) the performance of the Trust’s internal audit function and Independent Registered Public Accounting Firm.

In February 2011, the Qualified Legal Compliance Committee (“QLCC”) was dissolved and its responsibilities were transferred to the Audit Committee. The Legal Compliance Committee Guidelines have been updated and renamed Legal Compliance Guidelines and appended to these Guidelines.

Membership

The Committee shall consist of at least three trustees, all of who qualify as independent trustees of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

The Committee intends to have at least one member of the Audit Committee have accounting or related financial management expertise and be designated as the “Audit Committee Financial Expert” as set forth in Item 401(e) of Regulation S-K.

The Board of Trustees of the Trust, by resolution adopted by a majority of such Board, may

1.    Fill any vacancy on the Audit Committee; and

2.    Appoint one or more disinterested trustees to serve as alternate members of the Audit Committee, to act in the absence or disability of members of the Audit Committee with all the powers of such absent or disable members; and

3.    Remove any trustee of the Trust from membership on the Committee at any time, with or without cause.

Summary of Responsibilities

                In carrying out its responsibilities, the Committee should remain flexible, in order to react appropriately to changing conditions and legal requirements and to provide assurance to the Board and shareholders that the Trust’s accounting and reporting practices are in accordance with applicable requirements and are of the highest quality.  The Committee’s responsibilities include the following:

1.       Pre-Approve Audit and Non-Audit Services.  Review and approve in advance each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust.  The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting.  The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management.  The foregoing pre-approval requirement with respect to the provision of non-audit services may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its Independent Registered Public Accounting Firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members by the Committee to whom authority to grant such approvals has been delegated by the Committee.

2.       Review Audit and Financial Statements.  Review, in consultation with the Independent Registered Public Accounting Firm, the scope of the audit and the results of each external audit of the financial statements of the Trust, any difficulties or restrictions encountered in the audit, each report or opinion rendered by the Independent Registered Public Accounting Firm in connection with each audit, each related management letter, and management’s responses to recommendations made by the Independent Registered Public Accounting Firm in connection with the audit.  Review and discuss the audited annual financial statements with the Independent Registered Public Accounting Firm and management and the unaudited semi-annual financial statements and quarterly Form N-Q filings with management (if desired).

3.       Review Information From Independent Registered Public Accounting Firm.  Review with the Independent Registered Public Accounting Firm and obtain timely annual reports from them regarding:  (i) all critical accounting policies and practices of the Trust; (ii) all alternative treatments of financial information within generally accepted accounting principles that the Independent Registered Public Accounting Firm have discussed with management; (iii) the ramifications of the use of such alternative disclosure and treatments, and the treatment the Independent Registered Public Accounting Firm prefer; (iv) any significant accounting disagreements between the Independent Registered Public Accounting Firm and management; (v) other material written communications between the Independent Registered Public Accounting Firm and management, such as any management letter or schedule of unadjusted differences; and (vi) all non-audit services provided to the Trust, its investment adviser or any other entity in the Trust’s fund complex (as defined in Section 2-01(f)(14) of Regulation S-K) that were not pre-approved by the Trust’s audit committee.

4.       Review Certifying Officer Reports.  Review with the President and Treasurer, in connection with the certifications required by the Sarbanes-Oxley Act of 2002:  (i) all significant deficiencies in the design or operation of the Trust’s internal controls that could adversely affect the Trust’s ability to record, process, summarize and report the Trust’s financial data; (ii) any material weaknesses in the Trust’s internal controls; and (iii) any fraud, whether or not material, that involved management or other employees with a significant role in the Trust’s internal controls.

5.       Review Accountant Independence and Audit Partner Rotation.  Review all factors bearing on the independence of the Independent Registered Public Accounting Firm (including whether any non-audit services the Trust receives from the auditors are compatible with maintaining the auditors’ independence) and make a determination that the Independent Registered Public Accounting Firm possess the requisite independence necessary under the federal securities laws and applicable accounting standards in order for the Independent Registered Public Accounting Firm to certify the Trust’s financial statements.  In connection with this review and evaluation, the Committee shall confirm that the lead and concurring audit partners1, have not performed such audit services for the Trust in each of the five previous fiscal years, and other audit partners are rotated every seven years, followed by a two-year time out period (unless the relevant accounting firm has fewer than five clients that are issuers under Section 10A(f) of the Securities Exchange Act of 1934, as amended, and fewer than 10 partners, and the Public Company Accounting Oversight Board conducts a review at least once every three years of each of the audit client engagements that would result in the forgoing).

6.       Discuss Financial Exposures.  Discuss with the Trust’s officers the Trust’s major financial exposures and the steps management has taken to monitor and control such exposures, including the Trust’s risk assessment and risk management policies.

7.       Report to Board.  Report to the entire Board regularly and as requested on the performance of its responsibilities and its findings.

8.       Miscellaneous.  Have the power to inquire into any financial matters in addition to those set forth above and perform such other functions as may be assigned to it by law, the Trust’s Declaration of Trust, or Code of Regulations, or by the Board.

Resources and Management Assistance

                Management of the Trust shall provide or arrange to provide such information, data and services as the Committee may request.  The Committee shall conduct interviews or discussions, as it deems appropriate with personnel of the Trust, and/or others whose views would be considered helpful to the Committee.

                The Committee may retain independent counsel and other advisers, at the cost of the Trust, as it determines necessary to carry out its duties.

Meetings

                The Committee intends to meet quarterly or more often if necessary.

                The Committee will meet, as it deems necessary, separately with management, the Independent Registered Public Accounting Firm and members of the Trust’s accounting team.

                Minutes of all Committee meetings shall be provided to the Board of Trustees.

Additional Matters

                The Committee will review and assess these Guidelines on an annual basis or more often as necessary.

Amended and Restated on: November 15, 2007, May 20, 2008, May 26, 2009 and May 12, 2011.

1.           “Audit Partner” means a member of the Trust’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Trust’s financial statements or who maintains regular contact with the Trust’s management and the Committee.  The term includes lead and concurring partners and partners with significant contact with the Trust.

WESTCORE TRUST

LEGAL COMPLIANCE GUIDELINES

Statement of Purpose

The Audit Committee (the “Committee”) of the Board of Trustees of Westcore Trust (the “Trust”) is responsible for receiving reports of evidence of “Material Violations” (as defined below), determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto, as set forth in more detail below.

Authority and Responsibility

                It is the authority and the responsibility of the Committee to do each of the following:

1.       Receive reports of evidence of (a) a material violation by the Trust (or by any officer, trustee, employee or agent of the Trust) of an applicable United States federal or state securities law, (b) a material breach by any such person of a fiduciary duty arising under United States federal or state law, or (c) a similar material violation by any such person of any United States federal or state law.  Each of (a), (b) and (c) of this paragraph is referred to herein as a “Material Violation”.

2.       Inform the Trust’s Chief Executive Officer (“CEO”) of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations.

3.       Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation.  If it determines that an investigation is necessary or appropriate, the Committee will (a) notify the Trust’s full Board of Trustees of such fact, (b) initiate an investigation, which may be conducted by the CEO or by outside attorneys, and (c) retain such expert personnel as the Committee deems necessary.

4.       At the conclusion of any investigation authorized under paragraph 3 above, the Committee will (a) recommend, by majority vote, that the Trust implement an appropriate response to evidence of a Material Violation, and (b) inform the CEO and the Board of Trustees of the results of the investigation and of the appropriate remedial measures to be adopted.

5.       Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission in the event the Trust fails in any material respect to implement an appropriate response that the Committee has recommended.

6.       Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation, and amend such procedures as they deem necessary or desirable.

Exhibit B

Charter of the Westcore Trust Nominating and Governance Committee

Westcore Trust

Nominating & Governance Committee Charter

(Adopted September 29, 2004; Revised May 11, 2005 and November 15, 2007)

1.	Purpose
1.1

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Westcore Trust (the “Trust”) is to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.

2.	Charter
	2.1	This charter is the written charter of the Nominating and Governance Committee (the “Charter”).
3.	Composition
	3.1	The Nominating and Governance Committee will at all times consist of, at a minimum, three (3) directors.
	3.2	Each of the members of the Nominating and Governance Committee will meet the independence and qualification requirements as provided in applicable laws and regulations.
3.3

The Nominating and Governance Committee will recommend nominees for appointment to the Nominating and Governance Committee annually and as vacancies or newly created positions occur.  Nominating and Governance Committee members will be appointed by the Board and may be removed by the Board at any time.

	3.4	The Nominating and Governance Committee will recommend to the Board, and the Board will designate, the chair of the Nominating and Governance Committee (the “Chair”).
3.5

The Chair will be responsible for leadership of the Nominating and Governance Committee, including preparing the agenda, presiding over Nominating and Governance Committee meetings, making Nominating and Governance Committee assignments, and reporting the Nominating and Governance Committee’s actions to the Board.  The Chair will also be the presiding director at all meetings of non-management or independent directors.

4.	Meetings
	4.1	The Nominating and Governance Committee will meet as often as it deems necessary or appropriate to perform its duties and responsibilities under the Charter, either in person or telephonically.
	4.2	The Nominating and Governance Committee may create subcommittees, each of which will report to the Nominating and Governance Committee.

4.3

The Nominating and Governance Committee will report to the full Board with respect to its meetings, and provide the Board with a copy of the minutes of all Nominating and Governance Committee meetings.

4.4

The majority of the members of the Nominating and Governance Committee will constitute a quorum, and the Nominating and Governance Committee will act at an in person or telephonic meeting only by majority vote.  The Nominating and Governance Committee may also act by unanimous written consent.

5.	Authority and Responsibilities
	5.1	Identifying and Evaluating Trustee Candidates.
5.1.1

General.  The Nominating and Governance Committee will seek individuals qualified to become board members for recommendation to the Board, including evaluating persons suggested by shareholders.  Trustees may be nominated by the Board of Trustees or by shareholders in accordance with this Charter.  The Nominating and Governance Committee will conduct the appropriate inquiries into the backgrounds and qualifications of possible nominees. The Nominating and Governance Committee will investigate and review each proposed nominee’s qualifications for service on the Board, and where appropriate, recommend to the Board proposed nominees for Board membership.

5.1.2

Recommendation of Candidates.  Board members or shareholders who wish to recommend candidates for consideration as trustees, shall submit the names of the candidates to the Committee Chairman in writing.  The Committee will promptly advise the person offering the recommendation what information about the candidate, his experience and qualifications should be submitted to the Committee so that the Committee may carry out its investigation and evaluation of the candidate.  Concurrently the Committee will inform the recommending person as to whether a meeting of shareholders at which trustees will be elected has been called or a present or anticipated vacancy on the board has been publicly disclosed for which the recommended candidate would be a potential nominee.  The Committee may also adopt policies with respect to handling candidate recommendations between vacancies on the Board and between shareholder elections of trustees.

5.1.3

Nominations of Trustees by Shareholders.  The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee’s view in order for them to make an assessment.  The Committee shall assess shareholder nominees in the same manner as the Committee reviews its own nominees.  Any recommendation must be submitted in writing to the Committee in care of the Trust’s Treasurer at Denver Investment Advisors, LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, and should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

5.1.4

Individual Evaluation Criteria. The Nominating and Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual director candidates, the Nominating and Governance Committee will take into account many factors, including but not limited to:

	5.1.4.1	general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company in today’s business environment;
	5.1.4.2	understanding of the Trust’s business on a technical level;
	5.1.4.3	educational and professional background;
	5.1.4.4	integrity and commitment to devote the time and attention necessary to fulfill his or her duties to the Trust; and
	5.1.4.5	diversity of race, ethnicity, gender and age.
5.1.5

Overall Evaluation Criteria.  The Nominating and Governance Committee will also evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience.  The Nominating and Governance Committee believes that, except during periods of temporary vacancies, a majority of its directors must be independent. In determining the independence of a director, the Board will apply the definition of "independent director" in the Investment Company Act of 1940, as amended.

5.1.6

Additional Criteria For Current Trustees.  In determining whether to recommend a director for re-election, the Nominating and Governance Committee will consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

5.1.7

No Term Limits. The Nominating and Governance Committee does not believe it should limit the number of terms for which an individual may serve as a director. Trustees who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Trust based on their experience with and understanding of the Trust’s history, policies and objectives. The Nominating and Governance Committee believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process.

5.1.8

No Specific Limitation on Service on Other Boards. The Nominating and Governance Committee does not believe that Board members should be prohibited from serving on boards and/or committees of other organizations, and  has not adopted any guidelines limiting such activities. However, the Nominating and Governance Committee will take into account the nature of and time involved in a director’s service on other boards in evaluating the suitability of individual directors and making its recommendations to the Board. Service on boards and/or committees of other organizations should be consistent with the Trust’s conflict of interest policies.

5.1.9

Use of Third Party Service Providers.  The Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify or evaluate director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

5.2

Board Committee Recommendations.  The Nominating and Governance Committee will recommend nominees for appointment to each Board committee annually and as vacancies or newly created positions occur.  The Nominating and Governance Committee will also recommend the chair for each Board committee and the Audit Committee Financial Expert.

5.3

Board Assessment.  The Nominating and Governance Committee will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

5.4

Related Party Transactions and Conflicts of Interest.  The Nominating and Governance Committee will consider issues involving possible conflicts of interest of directors. The Nominating and Governance Committee will have the authority to consider for approval any related party transactions and, if possible, approve such transactions before they are entered into.

5.5

Trustee Compensation.  The Nominating and Governance Committee will recommend and review all matters pertaining to fees and retainers paid to directors for Board and committee service and for serving as chair of a Board committee.

5.6

New Trustee Orientation. The Nominating and Governance Committee shall oversee the development by Denver Investment Advisors LLC and legal counsel to the Independent Trustees of a program for the orientation of new Independent Trustees. This orientation is intended to familiarize new Independent Trustees with their responsibilities under applicable corporate law and the Investment Company Act of 1940, the operations of the Trust and their principal service providers, and the industry in which the Trust operates.

	5.7	Additional Assignments. The Nominating and Governance Committee will perform such other functions as the Board may from time to time assign to the Nominating and Governance Committee.
6.	Miscellaneous
6.1

The Nominating and Governance Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Trust personnel and documents.  The Nominating and Governance Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary or appropriate.  The Nominating and Governance Committee will have the sole authority to retain and terminate any search firm used to identify director candidates, including the sole authority to approve fees and other retention terms.

	6.2	At least annually, the Nominating and Governance Committee will review and assess the adequacy of the Charter.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 17, 2012

1225 17th STREET, 26th FLOOR, DENVER, CO 80202

THIS PROXY IS SOLICITED BY THE TRUSTEES OF THE WESTCORE TRUST

This Proxy is solicited on behalf of the Trustees of the Westcore Trust (the “Trust”).  The undersigned, revoking previous proxies, hereby appoints Todger Anderson, Jasper R. Frontz and David T. Buhler, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Meeting”) of the Funds listed below to be held at 1225 17th Street, 26th Floor, Denver, Colorado 80202, on October 17, 2012 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting, upon the Proposal described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Note: Please date and sign exactly as the name appears on this proxy card.  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

                                                                                      2012

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PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING

TO BE HELD ON OCTOBER 17, 2012.

The Chairman’s Letter, Notice of Special Meeting, Proxy Statement and Form of Proxy for the Meeting are available on the Internet at

www.myproxyonline.com/westcore.

Each Fund provides annual and semi-annual reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semi-annual report are available, without charge, by calling Westcore at 1-800-392-2673 (CORE), via the Internet at www.westcore.com, or by sending a written request to the Secretary of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” ALL OF THE TRUSTEE NOMINEES IN THE PROPOSAL

When properly executed, this proxy will be voted as indicated.  If no choice is indicated, this proxy will be voted “FOR” the Proposal.  The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Meeting.

INSTRUCTIONS:    To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1. To elect seven Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT:

Independent Trustees

☐ Jack D. Henderson

☐ Mary K. Anstine

☐ Rick A. Pederson

☐ Douglas M. Sparks

☐ James A. Smith

☐ Janice M. Teague

Interested Trustee

☐ John A. DeTore

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